Exhibit 23.5


                                [COMPANY LOGO]

                                Richmond House
                            23 Cherry Lane, Bearley
                            Nr. Stratford-upon-Avon
                                 Warwickshire
                               CV370SX, England
                           ------------------------
                            VAT No: GB 580 8665 06


                        Aircraft Value Analysis Company

                             CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission.

Dated: 31st May, 2000

                                        AIRCRAFT VALUE ANALYSIS COMPANY

                                        By: /s/ Paul Leighton
                                           ---------------------------------
                                           Name:  Paul Leighton
                                           Title: Managing Director